UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2005

Date of Report (Date of earliest event reported)

Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	332-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

HLI Operating Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

15300 Centennial Drive, Northville, Michigan 48167

(Address of principal executive offices) (Zip Code)

(734) 737-5000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On March 17, 2005, Hayes Lemmerz International, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing that it has decided to withdraw its previously announced plan to offer senior unsecured notes through its wholly owned subsidiary, HLI Operating Company, Inc. and as a result, the previously announced agreement to amend the Company’s June 3, 2003 Credit Agreement will not take effect. The Company also reaffirmed its current earnings guidance and outlook for 2005.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.

By:	/s/ Patrick C. Cauley

Patrick C. Cauley Vice President, General Counsel and Secretary

Dated: March 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.

By:	/s/ Patrick C. Cauley

Patrick C. Cauley Vice President, General Counsel and Secretary

Dated: March 17, 2005

EXHIBIT INDEX

Exhibit Number 99	Description Press Release Issued by Hayes Lemmerz International, Inc. on March 17, 2005.